UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2017

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century International Index Fund January 31, 2017

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For daily share price information twenty-four hours a day, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

The past six months have been full of important developments, both directly related to the Green Century Funds as well as to the broader sustainable, responsible, and impact (SRI) investing field. In September, we launched the Green Century MSCI International Index Fund, which is the first responsible and diversified fossil fuel free international index fund available to U.S. investors. In addition to potentially helping our investors diversify their portfolios, the new Fund expands the ways in which we help our investors, like you, make a tangible impact on issues such as climate change, sustainable agriculture, and forest protection outside of the U.S.

Deforestation is a leading contributor to climate change. In fact, forest destruction accounts for nearly the same amount of global greenhouse-gas emissions as the entire global transportation sector, with demands for agriculture being its biggest driver. To address this pressing issue and in alignment with the launch of the Green Century MSCI International Index Fund, our advocacy capabilities have also expanded in geographic scope. Through our Forest Protection Campaign, we are working with companies, global investors, policy makers, and other important stakeholders to obtain and implement zero deforestation policies throughout the palm oil supply chain in Southeast Asia. And, we recently organized 38 investors representing more than half a trillion dollars in assets under management (AUM) to help curb deforestation and its impacts on climate change in South America.

As our work has continued to expand, so has the sustainable, responsible, and impact investing field. In its most recent biannual report, The Forum for Sustainable and Responsible Investment (US SIF), of which I am a Board Member, found that sustainable investing has grown by one-third, or 33% since 2014. Of the $40.3 trillion in assets under professional management in the U.S., $8.72 trillion is invested in SRI assets.

At a time when the policy and regulatory outlook appears less than favorable for the environment, the growth and strength of Green Century and the SRI industry as a whole can serve as an integral piece in

Shareholder Advocate Kate Kroll visited Indonesia where she witnessed the challenges and successes of the work to protect Southeast Asian rainforests.

helping the advancement toward a more sustainable, low carbon economy and world. Support for the new clean economy has already been reaffirmed by both the investor and corporate communities and we look forward to what we can collectively accomplish as we move further into 2017.

Green Century, our investors, and our industry peers are all stewards of the environment. We all have a responsibility to improve our shared environment and conserve our vital natural resources, arguably more so now than ever before. At Green Century, we will continue to work to deliver impact for the benefit of our investors and their families through fossil fuel free investing and our three-pronged approach:

•

Investing in sustainable companies: Green Century seeks to invest in environmental innovators, including energy and water efficiency, renewable energy, and healthy food companies. We also seek to invest in companies with outstanding environmental, social, and governance (ESG) ratings and avoid investments in the most dangerous industries such as military and civilian weapons, fossil fuel companies and tobacco.

•

Leading a shareholder advocacy program: Our active and in-depth approach to shareholder advocacy creates access for investors to make an impact through the power of their investments. By focusing resources and utilizing the expertise of our shareholder advocates, Green Century works to address a diverse set of issues that are vital to creating a more sustainable economy and world.

•

Supporting environmental and public health non-profit organizations: 100% of the profits Green Century Capital Management earns managing the Green Century Funds belong to the environmental and public health non-profit organizations that founded Green Century.

We thank you for your support on this journey and hope that you will continue to join us in our mission to help create a more sustainable and just world.

To learn more about how your investments are making an impact, please sign up for our free electronic newsletter. You can sign up by visiting www.greencentury.com, emailing us at info@greencentury.com or calling us at 1-800-934-7336.

Sincerely,

Leslie Samuelrich, President

Green Century Capital Management

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD 400 Index or the Index),1 comprised primarily of large capitalization U.S. companies selected based on comprehensive environmental, social and governance sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		Cumulative Returns*	Average Annual Returns*
	Total expense ratio: 1.25%	Six Months	One Year	Five Years	Ten Years
December 31, 2016	Green Century Equity Fund	6.72%	8.70%	13.21%	6.01%
	S&P 500® Index[2]	7.82%	11.96%	14.66%	6.95%
January 31, 2017	Green Century Equity Fund	4.94%	17.63%	12.88%	6.09%
	S&P 500® Index[2]	5.96%	20.04%	14.09%	6.99%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuel Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index.

The Green Century Equity Fund, which closely tracks the KLD 400 Index, returned 4.94% for the six month period ended January 31, 2017, while the S&P 500® Index (the S&P 500) returned 5.96% during the same period.

The difference in performance of the Equity Fund relative to the S&P 500 was largely due to differences in sector allocation and stock selection criteria between the Fund and the Index.

The real estate sector was the worst-performing sector of the S&P 500 during the six month period ended January 31, 2017, losing more than 9%. As a function of being fossil fuel free, the Equity Fund did not hold any stocks in the traditional energy sector during the period, contributing to its slight underperformance versus the S&P 500. In addition, the Equity Fund’s performance relative to the S&P 500 was hurt by its smaller weighting in the financial sector.

According to an analysis by the Fund’s portfolio managers, in the third quarter of 2016, the U.S. Federal Reserve (the Fed) left interest rates unchanged while investors remained skeptical the Fed would get the economic data it needed to justify monetary policy tightening. While jobless claims were near multi-year lows, inflation remained stubbornly low. U.S. equity prices rose over the quarter. Real growth forecasts for the quarter started near 4%, but moved toward 2%. Consumers drove the economic growth this year, but retail sales showed signs of softening. Similarly, manufacturing and service industries showed a notable downturn during the quarter. Long-term interest rates remained low; the 10-year U.S. Treasury yield, which began the year above 2%, ended the quarter at 1.6%. Investment grade and high-yield credit spreads tightened as investors returned their focus to finding yield in a low interest rate environment.

Also according to an analysis by the Fund’s portfolio managers, in the fourth quarter of 2016, the majority of the U.S. equity rally was driven by the promise of growth initiatives by the incoming administration, including tax law changes and regulatory rollback as well as potential increases in infrastructure spending. The investment markets briefly sold off before staging a rally. Small cap businesses, which the Fund’s portfolio managers believe are poised to benefit from the administration’s initiatives, responded with strong returns. The Fed raised the Federal Funds rate for the first time since December 2015, and projections imply there could be three rate hikes in 2017. The yield curve shifted higher and twisted steeper during the fourth quarter as the 10-year Treasury moved back above 2.4%. Investors pushed interest rates upwards in anticipation of higher growth and inflation, leading to post-election dollar strength against the euro and the yen.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio managers of the Balanced Fund avoid fossil fuel companies and aim to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

		Cumulative Returns*	Average Annual Returns*
	Total expense ratio: 1.48%	Six Months	One Year	Five Years	Ten Years
December 31, 2016	Green Century Balanced Fund	4.88%	5.39%	9.32%	4.72%
	Custom Balanced Fund Index[3]	4.29%	8.72%	9.63%	6.17%
January 31, 2017	Green Century Balanced Fund	2.17%	12.36%	8.74%	4.78%
	Custom Balanced Fund Index[3]	3.08%	12.89%	9.19%	6.19%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

During the six month period ended January 31, 2017, the Balanced Fund underperformed the Custom Balanced Index, with the Balanced Fund returning 2.17% and the Custom Balanced index returning 3.08%. For the one year period ended January 31, 2017, the Balanced Fund also slightly underperformed the Custom Balanced Index. The Balanced Fund returned 12.36%, while the Custom Balanced Index returned 12.89%.

During a very volatile 12-month period ended January 31, 2017, both bonds and stocks contributed positive returns. According to an analysis by the Fund’s portfolio managers, the Fund’s equity holdings that most positively contributed to its performance during the twelve months ended January 31, 2017 included: Reinsurance Group of America, WhiteWave Foods, Merck& Co., KeyCorp, and Illinois Tool Works, Inc. Poor performers included First Solar, CVS Health Corporation, HCP, Inc., Novartis AG, and Unilever.

In the view of the Balanced Fund’s portfolio managers, during the twelve months ended January 31, 2017, investors largely focused on macroeconomic data. Investors began the year with fear, then focused on improving economic conditions through late July. Equity investors’ confidence was shaken by the potential political and economic implications of Great Britain’s vote to exit the European Union. As U.S. economic growth continued at a slow but steady pace, employment continued to grow, and inflation stayed below 2% throughout the year. U.S. Treasury rates dropped and stock prices moved higher. After the November elections, investors began to focus on the expansionary implications of Donald Trump’s campaign promises of corporate and personal tax cuts, increased infrastructure spending, and reduced financial and environmental regulation, pushing stocks up another 7.5%. At the same time, bond yields rose and bond prices fell, as bond investors forecast that more stimulative economic policies would spur the Federal Reserve to increase interest rates more quickly. In response to both higher U.S. interest rates and to Trump’s protectionist outlook, the U.S. dollar increased sharply against major currencies. Oil prices also increased in the last three months, as OPEC agreed on November 30, 2016 to restrict oil production in response to a growing surplus.

The portfolio managers for the Balanced Fund moved the Fund to a more cautious positioning over the last few months prior to January 31, 2017. While stock market valuations have increased in anticipation of corporate tax cuts, reduced regulations, and anticipated infrastructure spending, the market does not appear to appropriately reflect what the portfolio managers believe is a heightened level of risk in the market. The promised expansionary policies will be very difficult to implement, as many members of Congress have pledged not to fund any proposal which would lead to an increased budget deficit. The U.S. economy is now near full employment, limiting the potential for further expansion. The portfolio managers are also concerned about heightened geopolitical risk, as U.S. allies and trading partners have responded with alarm to President Trump’s comments on trade and political alliances such as NATO. Therefore, the managers have reduced the allocation to stocks within the portfolio, favoring companies that they believe will produce consistent growth. The portfolio managers have also reduced the average maturity of the bond holdings, favoring high quality bonds, which they believe will lower the level of risk for the portfolio. The Balanced Fund’s portfolio managers believe the Fund may now be positioned to benefit from the slow economic growth they expect for the United States in 2017.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The Green Century Balanced Fund does not invest in fossil fuel companies though most other diversified mutual funds do.

The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY

THE GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

The Green Century MSCI International Index Fund (International Fund) invests in the stocks which make up the MSCI World ex USA SRI ex Fossil Fuels Index (the Index),4 comprised primarily of foreign companies selected based on comprehensive environmental, social and governance (ESG) sustainability criteria. The International Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

	Cumulative Returns* Inception Date: September 30, 2016	Three Months	Since Inception
December 31, 2016	Green Century International Index Fund – Individual Investor Share Class	–3.04%	–3.04%
	Green Century International Index Fund – Institutional Share Class	–3.00%	–3.00%
	MSCI World ex USA Index[5]	–0.36%	–0.36%
January 31, 2017	Green Century International Index Fund – Individual Investor Share Class	2.75%	–0.43%
	Green Century International Index Fund – Institutional Share Class	2.79%	–0.40%
	MSCI World ex USA Index[5]	4.64%	2.60%

The Individual Investor Share Class total expense ratio of the Fund is 1.28% and the Institutional Share Class total expense ratio of the Fund is 0.98% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

The Green Century MSCI International Index Fund closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index. The International Fund’s Individual Investor Share Class returned negative 0.43% and the International Fund’s Institutional Share Class returned negative 0.40% since the Fund’s inception on September 30, 2016 through January 31, 2017, while the MSCI World ex USA Index, the Fund’s benchmark, returned 2.60% during the same period.

The MSCI World ex USA Index is not a values-based or SRI screened index and may invest in fossil fuels, nuclear weapons, and producers of genetically modified organisms. The difference in performance of the International Fund relative to this Index was largely due to differences in sector allocation and stock selection criteria between the Fund and the Index.

In addition, according to an analysis by the Fund’s portfolio managers, the Consumer Staples sector was the worst-performing sector of the Index during the period, losing more than 8%. The International Fund does not hold any securities in the traditional Energy sector, contributing to a slight underperformance versus the Index. The International Fund’s performance relative to the Index was also hindered by stock selection in the Telecommunication Services sector in addition to exposures in the United Kingdom and France.

Also according to the Fund’s portfolio managers, in the fourth quarter of 2016, investors in U.S. markets pushed interest rates upward in anticipation of higher growth and inflation. This led to the dollar strengthening against foreign currencies after the November elections, including the euro and the yen. The strong dollar led to robust post-election rallies in other developed markets. Japanese equities boasted strong performance in local currency terms but only 1% in dollar terms. Similarly, the near double digit gain in European equities was reduced to only 3% in dollar terms. In late November, OPEC approved its first production cut in eight years, pushing oil prices above $50 per barrel.

The International Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The developed ex-U.S. equities in which the International Fund is invested may perform worse than the stock market as a whole. The International Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY MSCI INTERNATIONAL FUND

INVESTMENT BY INDUSTRY

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2016 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

1 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. and is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive Environmental, Social and Governance (ESG) characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

2 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

3 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the Custom Balanced Index, the S&P Supercomposite 1500 Index, or the BofA Merrill Lynch Index.

4 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed markets countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

5 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

This information has been prepared from sources believed reliable. The views expressed are as of the date of publication and are those of the Advisor to the Funds.

This material must be preceded or accompanied by a current Prospectus.

Distributor: UMB Distribution Services, LLC, 3/17

The Green Century Equity Fund and the Green Century MSCI International Index Fund (the “Funds”) are not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Funds or any index on which a Fund is based. The MSCI Parties are not sponsors of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2017 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2016 to January 31, 2017 for the Equity Fund and the Balanced Fund, and September 30, 2016 to January 31, 2017 for the International Index Fund (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2016	ENDING ACCOUNT VALUE JANUARY 31, 2017	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,021.70	$7.54
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.54	7.53

Equity Fund
Actual Expenses	1,000.00	1,049.40	6.46
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.70	6.36

GREEN CENTURY FUNDS EXPENSE EXAMPLE For the six months ended January 31, 2017 (unaudited)	concluded

	BEGINNING ACCOUNT VALUE SEPTEMBER 30, 2016	ENDING ACCOUNT VALUE JANUARY 31, 2017	EXPENSES PAID DURING THE PERIOD[2]
International Index Fund
Actual Expenses —Investor Class	$1,000.00	$995.70	$4.34
—Institutional Class	1,000.00	996.00	3.32
Hypothetical Example, assuming a 5% return before expenses —Investor Class	$1,000.00	$1,018.55	$6.51
—Institutional Class	1,000.00	1,020.06	4.99

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund and 1.25% for the Equity Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2 Expenses are equal to the Fund’s annualized expense ratio (1.28% for the International Index Fund Investor Class and 0.98% for the International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 124/365 (to reflect the period since inception).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2017 (unaudited)

COMMON STOCKS — 64.8%
	SHARES	VALUE
Software & Services — 8.3%
Adobe Systems, Inc. (a)	6,573	$745,247
Alphabet, Inc., Class A (a)	6,261	5,135,210
ANSYS, Inc. (a)	19,510	1,819,503
Autodesk, Inc. (a)	32,560	2,648,430
MasterCard, Inc., Class A	19,606	2,084,706
Microsoft Corporation	37,870	2,448,295
PayPal Holdings, Inc. (a)	50,348	2,002,843

		16,884,234

Healthcare Equipment & Services — 6.3%
Cardinal Health, Inc.	18,034	1,351,829
Cerner Corporation (a)	22,805	1,224,856
Cigna Corporation	22,049	3,224,005
Hologic, Inc. (a)	53,946	2,186,431
Medtronic PLC (b)	14,550	1,106,091
Quest Diagnostics, Inc.	13,466	1,237,795
Zimmer Biomet Holdings, Inc.	21,714	2,569,418

		12,900,425

Banks — 5.8%
East West Bancorp, Inc.	22,236	1,143,820
Fifth Third Bancorp	57,295	1,495,399
First Republic Bank	22,973	2,167,043
KeyCorp	133,909	2,406,345
PNC Financial Services Group, Inc. (The)	26,900	3,240,374
Umpqua Holdings Corporation	71,619	1,311,344

		11,764,325

Capital Goods — 5.2%
A.O. Smith Corporation	25,088	1,223,040
Hexcel Corporation	37,314	1,916,074
Illinois Tool Works, Inc.	19,517	2,482,562
Middleby Corporation (The) (a)	7,137	957,643
Wabtec Corporation	27,176	2,354,528
Xylem, Inc.	33,464	1,650,110

		10,583,957

Retailing — 4.2%
Home Depot, Inc. (The)	13,443	1,849,488
Priceline Group, Inc. (The) (a)	968	1,524,726
Target Corporation	21,122	1,361,947

	SHARES	VALUE
Retailing — (continued)
TJX Companies, Inc. (The)	25,802	$1,933,086
Tractor Supply Company	26,359	1,941,867

		8,611,114

Insurance — 3.8%
Aflac, Inc.	28,391	1,987,086
Chubb Ltd. (b)	15,375	2,021,659
Lincoln National Corporation	26,948	1,819,259
Reinsurance Group of America, Inc.	16,034	2,011,786

		7,839,790

Pharmaceuticals & Biotechnology — 3.4%
Biogen, Inc. (a)	3,742	1,037,432
Celgene Corporation (a)	10,135	1,177,180
Merck & Company, Inc.	55,816	3,460,034
Novartis A.G. American Depositary Receipt (b)	16,106	1,190,556

		6,865,202

Renewable Energy & Energy Efficiency — 3.1%
8point3 Energy Partners LP	96,278	1,303,604
Acuity Brands, Inc.	4,829	1,000,714
EnerNOC, Inc. (a)	45,945	261,886
First Solar, Inc. (a)	16,509	514,916
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	31,474	575,345
Johnson Controls International, PLC	28,702	1,262,314
Ormat Technologies, Inc.	26,328	1,413,813

		6,332,592

Real Estate — 2.8%
AvalonBay Communities, Inc.	10,785	1,869,148
Federal Realty Investment Trust	9,754	1,369,754
Forest City Realty Trust, Inc., Class A	42,047	951,944
HCP, Inc.	48,042	1,456,634

		5,647,480

Semiconductors — 2.7%
Analog Devices, Inc.	28,893	2,165,242
ASML Holding NV (b)	10,141	1,231,117

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2017 (unaudited)	continued

	SHARES	VALUE
Semiconductors — (continued)
NXP Semiconductors NV (a)(b)	11,145	$1,090,538
Xilinx, Inc.	19,094	1,111,271

		5,598,168

Technology Hardware & Equipment — 2.7%
Cisco Systems, Inc.	66,227	2,034,493
F5 Networks, Inc. (a)	10,231	1,371,261
Palo Alto Networks, Inc. (a)	13,944	2,057,577

		5,463,331

Food & Staples Retailing — 2.4%
Costco Wholesale Corporation	19,627	3,217,847
CVS Health Corporation	21,242	1,674,082

		4,891,929

Food & Beverage — 2.0%
General Mills, Inc.	300	18,744
McCormick & Company, Inc.	16,261	1,553,739
Unilever NV American Depositary Receipt (b)	62,545	2,542,454

		4,114,937

Consumer Durables & Apparel — 1.8%
Newell Brands, Inc.	33,175	1,570,173
NIKE, Inc., Class B	19,253	1,018,483
VF Corporation	19,571	1,007,515

		3,596,171

Materials — 1.6%
Ball Corporation	12,591	960,190
Owens-Illinois, Inc. (a)	56,210	1,062,369
Sealed Air Corporation	27,148	1,316,678

		3,339,237

Transportation — 1.5%
J.B. Hunt Transport Services, Inc.	15,309	1,516,816
United Parcel Service, Inc., Class B	14,085	1,537,096

		3,053,912

Consumer Services — 1.3%
Panera Bread Company, Class A (a)	5,970	1,248,088
Starbucks Corporation	24,912	1,375,641

		2,623,729

	SHARES	VALUE
Telecommunication Services — 1.3%
SBA Communications Corporation, Class A (a)	9,695	$1,020,496
Verizon Communications, Inc.	31,835	1,560,233

		2,580,729

Healthy Living — 1.1%
United Natural Foods, Inc. (a)	27,516	1,257,481
WhiteWave Foods Company (The) (a)	293	16,133
Whole Foods Market, Inc.	35,284	1,066,282

		2,339,896

Utilities — 0.9%
American Water Works Company, Inc.	23,952	1,759,035

Diversified Financials — 0.8%
Charles Schwab Corporation (The)	38,304	1,579,657

Household & Personal Products — 0.6%
Church & Dwight Company, Inc.	28,772	1,301,070

Media — 0.6%
Omnicom Group, Inc.	15,070	1,290,745

Automobiles & Components — 0.6%
BorgWarner, Inc.	29,100	1,188,153

Total Common Stocks (Cost $108,787,921)		132,149,818

	PRINCIPAL AMOUNT
BONDS & NOTES — 27.1%
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — 16.6%
Apple, Inc. 2.85%, due 2/23/23	$1,000,000	1,010,015
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	964,535
Bank of America Corporation 2.151%, due 11/9/20	1,750,000	1,722,546
Digital Realty Trust LP 3.95%, due 7/1/22	2,000,000	2,074,962

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2017 (unaudited)	continued

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — (continued)
European Bank for Reconstruction & Development 0.875%, due 7/22/19 (b)	$1,500,000	$1,473,531
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	1,991,756
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	477,631
Export-Import Bank of Korea 1.75%, due 2/27/18 (b)	1,000,000	999,790
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	1,934,400
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	479,455
KFW 1.75%, due 10/15/19 (b)	1,500,000	1,504,126
Kommunalbanken AS 1.375%, due 10/26/20 (b)	2,000,000	1,955,184
Kommuninvest I Sverige AB 1.50%, due 4/23/19 (b)	1,000,000	995,997
Kreditanstalt fuer Wiederaufbau 2.00%, due 11/30/21 (b)	1,000,000	992,253
Morgan Stanley 2.20%, due 12/7/18	2,000,000	2,008,538
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)	1,000,000	965,705
Nordic Investment Bank 2.25%, due 9/30/21 (b)	1,500,000	1,507,405
Overseas Private Investment Corporation 3.28%, due 9/15/29	800,000	801,965
Overseas Private Investment Corporation 3.33%, due 5/15/33	235,464	233,978
Overseas Private Investment Corporation 3.43%, due 6/1/33	241,937	242,922
Regency Centers LP 3.75%, due 6/15/24	2,000,000	2,022,974
Starbucks Corporation 2.45%, due 6/15/26	2,000,000	1,902,712

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — (continued)
Sumitomo Mitsui Bank 2.45%, due 10/20/20 (b)	$2,000,000	$1,986,224
Svensk Exportkredit AB 1.875%, due 6/23/20 (b)	1,500,000	1,498,338
Vornado Realty LP 2.50%, due 6/30/19	2,000,000	2,009,774

		33,756,716

U.S. Government Agencies — 2.7%
Fannie Mae Pool 1.76%, due 7/1/23	492,984	489,937
Federal Farm Credit Bank 1.80%, due 6/15/20	200,000	200,953
Federal Farm Credit Bank 2.26%, due 11/13/24	500,000	483,175
Federal Home Loan Bank 3.875%, due 12/14/18	550,000	576,727
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	525,660
Federal Home Loan Mortgage Corporation 0.00%, due 11/29/19	200,000	189,238
Federal National Mortgage Association 1.70%, due 1/27/20	3,000,000	2,997,501

		5,463,191

Software & Services — 2.3%
International Business Machines Corporation 8.375%, due 11/1/19	500,000	589,187
Oracle Corporation 1.20%, due 10/15/17	500,000	500,229
Oracle Corporation 5.00%, due 7/8/19	1,000,000	1,078,580
Oracle Corporation 2.50%, due 5/15/22	1,000,000	994,820
Symantec Corporation 4.20%, due 9/15/20	1,500,000	1,551,166

		4,713,982

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2017 (unaudited)	concluded

	PRINCIPAL AMOUNT	VALUE
Banks — 1.6%
HSBC Bank USA N.A. 6.00%, due 8/9/17	$500,000	$511,538
HSBC Holdings PLC 5.10%, due 4/5/21 (b)	1,500,000	1,625,235
JPMorgan Chase & Company 4.40%, due 7/22/20	1,000,000	1,065,454

		3,202,227

Pharmaceuticals & Biotechnology — 0.9%
Amgen, Inc. 5.70%, due 2/1/19	1,250,000	1,343,844
Thermo Fisher Scientific, Inc. 2.40%, due 2/1/19	500,000	505,402

		1,849,246

Media — 0.6%
Discovery Communications LLC 5.625%, due 8/15/19	1,150,000	1,246,950

Diversified Financials — 0.5%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21	1,000,000	1,040,351

Real Estate — 0.5%
HCP, Inc. 3.875%, due 8/15/24	1,000,000	1,004,231

Telecommunication Services — 0.4%
America Movil SAB de C.V. 5.00%, due 10/16/19 (b)	750,000	800,580

Technology Hardware & Equipment — 0.3%
EMC Corporation 1.875%, due 6/1/18	700,000	696,655

Healthy Living — 0.3%
Whole Foods Market, Inc. 5.20%, due 12/3/25	500,000	531,548

	PRINCIPAL AMOUNT	VALUE
Food & Staples Retailing — 0.2%
CVS Health Corporation 2.25%, due 12/5/18	$500,000	$504,181

Healthcare Equipment & Services — 0.2%
Stryker Corporation 1.30%, due 4/1/18	500,000	498,981

Total Bonds & Notes (Cost $55,378,524)		55,308,839

CERTIFICATES OF DEPOSIT — 0.1%
Self-Help Credit Union 1.30%, due 6/21/19	95,000	94,491

Total Certificates Of Deposit (Cost $95,000)		94,491

SHORT-TERM INVESTMENT — 7.9%
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $15,989,527)		15,989,527

Total Short-term Investments (Cost $15,989,527)		15,989,527

TOTAL INVESTMENTS (d) — 99.9%
(Cost $180,250,972)		203,542,675
Other Assets Less Liabilities — 0.1%		254,766

NET ASSETS — 100.0%		$203,797,441

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)	The cost of investments for federal income tax purposes is $179,971,357 resulting in gross unrealized appreciation and depreciation of $27,853,518 and $4,282,200 respectively, or net unrealized appreciation of $23,571,318.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2017 (unaudited)

COMMON STOCKS — 99.6%
	SHARES	VALUE
Software & Services — 20.2%
Accenture PLC, Class A (a)	13,295	$1,513,902
Adobe Systems, Inc. (b)	10,656	1,208,177
Alphabet, Inc., Class A (b)	6,298	5,165,557
Alphabet, Inc., Class C (b)	6,606	5,263,595
ANSYS, Inc. (b)	1,865	173,930
Autodesk, Inc. (b)	4,228	343,906
Automatic Data Processing, Inc.	9,755	985,157
CA, Inc.	6,570	205,444
Cadence Design Systems, Inc. (b)	6,301	164,015
Citrix Systems, Inc. (b)	3,291	300,106
Cognizant Technology Solutions Corporation, Class A (b)	12,963	681,724
Convergys Corporation	2,084	51,725
Dell Technologies, Inc. Class V (b)	4,695	295,738
FleetCor Technologies, Inc. (b)	1,954	288,196
International Business Machines Corporation	19,397	3,385,164
Intuit, Inc.	5,202	616,853
Microsoft Corporation	158,108	10,221,682
Oracle Corporation	66,055	2,649,466
salesforce.com, Inc. (b)	13,752	1,087,783
Symantec Corporation	13,051	359,555
Teradata Corporation (b)	2,815	82,648
Western Union Company (The)	10,198	199,677
Workday, Inc., Class A (b)	2,546	211,547
Yahoo!, Inc. (b)	19,328	851,785

		36,307,332

Pharmaceuticals & Biotechnology — 9.5%
Agilent Technologies, Inc.	6,933	339,509
Amgen, Inc.	15,987	2,504,843
Bio-Techne Corporation	767	78,042
Biogen, Inc. (b)	4,681	1,297,760
BioMarin Pharmaceutical, Inc. (b)	3,608	316,169
Bristol-Myers Squibb Company	35,682	1,754,127
Celgene Corporation (b)	16,561	1,923,560
Gilead Sciences, Inc.	28,190	2,042,366
Jazz Pharmaceuticals PLC (a)(b)	1,295	157,886
Merck & Company, Inc.	59,054	3,660,758
Mettler-Toledo International, Inc. (b)	557	237,633
PAREXEL International Corporation (b)	1,093	77,483
Quintiles IMS Holdings, Inc. (b)	3,212	252,110

	SHARES	VALUE
Pharmaceuticals & Biotechnology — (continued)
Thermo Fisher Scientific, Inc.	8,423	$1,283,581
Vertex Pharmaceuticals, Inc. (b)	5,276	453,050
Waters Corporation (b)	1,757	248,879
Zoetis, Inc.	10,048	552,037

		17,179,793

Capital Goods — 6.9%
3M Company	12,919	2,258,500
A.O. Smith Corporation	3,086	150,442
AGCO Corporation	1,441	90,495
Air Lease Corporation	2,170	78,945
Applied Industrial Technologies, Inc.	736	44,491
Builders FirstSource, Inc. (b)	1,848	19,884
Caterpillar, Inc.	12,473	1,193,167
CLARCOR, Inc.	1,018	84,301
Cummins, Inc.	3,419	502,627
Deere & Company	5,703	610,506
Dover Corporation	3,370	262,017
Eaton Corporation PLC	9,700	686,566
EMCOR Group, Inc.	1,270	88,506
Fastenal Company	6,090	302,551
Flowserve Corporation	2,790	137,156
Fortive Corporation	6,597	364,880
Fortune Brands Home & Security, Inc.	3,335	183,859
Graco, Inc.	1,132	101,416
Granite Construction, Inc.	857	48,103
H&E Equipment Services, Inc.	750	19,395
Illinois Tool Works, Inc.	6,825	868,140
Ingersoll-Rand PLC	5,510	437,218
Lincoln Electric Holdings, Inc.	1,234	102,879
Masco Corporation	6,904	227,487
Meritor, Inc. (b)	1,717	24,776
Middleby Corporation (The) (b)	1,245	167,054
Owens Corning	2,455	135,639
Parker Hannifin Corporation	2,846	418,732
Quanta Services, Inc. (b)	3,192	114,561
Rockwell Automation, Inc.	2,749	406,825
Roper Technologies, Inc.	2,155	413,437
Sensata Technologies Holding NV (b)	3,689	154,754
Snap-on, Inc.	1,262	229,091
Stanley Black & Decker, Inc.	3,213	398,412
Tennant Company	397	27,492

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2017 (unaudited)	continued

	SHARES	VALUE
Capital Goods — (continued)
Timken Company (The)	1,394	$61,894
United Rentals, Inc. (b)	1,872	236,827
W.W. Grainger, Inc.	1,213	306,367
WABCO Holdings, Inc. (b)	1,122	122,332
Wabtec Corporation	1,937	167,822
Wesco Aircraft Holdings, Inc. (b)	1,261	19,104
Xylem, Inc.	3,884	191,520

		12,460,170

Food & Beverage — 5.3%
Bunge Ltd.	3,029	209,637
Campbell Soup Company	4,215	262,299
Coca-Cola Company (The)	87,563	3,639,994
Darling Ingredients, Inc. (b)	3,591	43,092
Dr. Pepper Snapple Group, Inc.	3,933	358,690
General Mills, Inc.	12,800	799,744
Hormel Foods Corporation	6,090	221,067
Ingredion, Inc.	1,566	200,745
JM Smucker Company (The)	2,463	334,599
Kellogg Company	5,605	407,540
Kraft Heinz Company (The)	13,002	1,160,949
McCormick & Company, Inc.	2,495	238,397
Mead Johnson Nutrition Company	3,890	274,089
Mondelez International, Inc., Class A	33,214	1,470,716

		9,621,558

Semiconductors — 5.1%
Advanced Micro Devices, Inc. (b)	16,129	167,258
Analog Devices, Inc.	6,568	492,206
Applied Materials, Inc.	23,113	791,620
Intel Corporation	100,867	3,713,923
Lam Research Corporation	3,408	391,443
Microchip Technology, Inc.	4,550	306,442
NVIDIA Corporation	11,426	1,247,491
Skyworks Solutions, Inc.	3,963	363,566
Texas Instruments, Inc.	21,447	1,620,106

		9,094,055

Diversified Financials — 4.6%
Ally Financial, Inc.	9,403	198,591
American Express Company	16,761	1,280,205
Ameriprise Financial, Inc.	3,428	384,862
Bank of New York Mellon Corporation (The)	22,773	1,018,636

	SHARES	VALUE
Diversified Financials — (continued)
BlackRock, Inc.	2,602	$973,096
Charles Schwab Corporation (The)	25,423	1,048,444
CME Group, Inc.	7,234	875,893
FactSet Research Systems, Inc.	866	149,861
Franklin Resources, Inc.	7,912	314,423
Invesco Ltd.	8,605	248,857
Legg Mason, Inc.	1,885	59,736
Northern Trust Corporation	4,597	381,367
State Street Corporation	8,323	634,213
T. Rowe Price Group, Inc.	5,282	356,218
TD Ameritrade Holding Corporation	5,522	254,840
Voya Financial, Inc.	4,323	173,871

		8,353,113

Real Estate — 4.6%
American Tower Corporation	9,088	940,608
AvalonBay Communities, Inc.	2,937	509,011
Boston Properties, Inc.	3,277	428,959
CBRE Group, Inc., Class A (b)	6,537	198,463
Corporate Office Properties Trust	2,082	66,249
Digital Realty Trust, Inc.	3,382	364,005
Duke Realty Corporation	7,545	183,570
Equinix, Inc.	1,520	585,170
Equity Residential	7,813	474,796
Federal Realty Investment Trust	1,544	216,824
Forest City Realty Trust, Inc., Class A	5,111	115,713
HCP, Inc.	9,888	299,804
Host Hotels & Resorts, Inc.	15,616	282,181
Iron Mountain, Inc.	5,349	191,494
Jones Lang LaSalle, Inc.	1,003	103,339
Liberty Property Trust	3,134	120,314
Macerich Company (The)	2,650	182,029
Potlatch Corporation	874	36,009
Prologis, Inc.	11,263	550,198
Realogy Holdings Corporation	3,007	77,911
Simon Property Group, Inc.	6,713	1,233,648
UDR, Inc.	5,565	194,497
Vornado Realty Trust	3,612	383,992
Weyerhaeuser Company	15,991	500,998

		8,239,782

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2017 (unaudited)	continued

	SHARES	VALUE
Media — 4.4%
Charter Communications, Inc., Class A (b)	4,629	$1,499,565
Discovery Communications, Inc., Class A (b)	3,048	86,411
Discovery Communications, Inc., Class C (b)	4,813	133,368
John Wiley & Sons, Inc., Class A	926	51,023
Liberty Global Plc LiLAC, Class C (a)(b)	2,287	51,046
Liberty Global PLC, Class A (a)(b)	5,402	197,065
Liberty Global PLC, Series C (a)(b)	13,034	457,884
New York Times Company (The), Class A	3,038	41,013
Scholastic Corporation	638	29,208
Scripps Networks Interactive, Inc., Class A	1,746	132,975
Time Warner, Inc.	16,610	1,608,678
Walt Disney Company (The)	32,609	3,608,186

		7,896,422

Household & Personal Products — 4.3%
Avon Products, Inc. (b)	9,413	55,254
Clorox Company (The)	2,743	329,160
Colgate-Palmolive Company	18,138	1,171,352
Estee Lauder Companies, Inc. (The), Class A	4,721	383,392
Kimberly-Clark Corporation	7,688	931,248
Procter & Gamble Company (The)	54,617	4,784,449

		7,654,855

Healthcare Equipment & Services — 4.1%
Align Technology, Inc. (b)	1,543	141,478
AmerisourceBergen Corporation	4,036	352,262
Becton, Dickinson and Company	4,550	806,669
Cardinal Health, Inc.	6,804	510,028
Centene Corporation (b)	3,703	234,289
Cerner Corporation (b)	6,444	346,107
Cigna Corporation	5,480	801,286
Cooper Companies, Inc. (The)	1,045	192,917
DENTSPLY SIRONA, Inc.	4,925	279,247
Edwards Lifesciences Corporation (b)	4,539	436,833
Envision Healthcare Holdings, Inc. (b)	2,522	171,496
HCA Holdings, Inc. (b)	6,470	519,412

	SHARES	VALUE
Healthcare Equipment & Services — (continued)
Henry Schein, Inc. (b)	1,724	$275,599
Hologic, Inc. (b)	5,212	211,242
Humana, Inc.	3,183	631,825
IDEXX Laboratories, Inc. (b)	1,948	238,299
Laboratory Corporation of America Holdings (b)	2,161	290,028
MEDNAX, Inc. (b)	2,011	137,452
Patterson Companies, Inc.	1,784	74,232
Quest Diagnostics, Inc.	2,934	269,693
ResMed, Inc.	3,045	205,659
Select Medical Holdings Corporation (b)	2,342	29,158
Team Health Holdings, Inc. (b)	1,623	70,536
Varex Imaging Corporation (b)	808	23,242
Varian Medical Systems, Inc. (b)	2,021	156,931

		7,405,920

Retailing — 4.0%
AutoNation, Inc. (b)	1,548	82,230
Best Buy Company, Inc.	6,120	272,462
Blue Nile, Inc.	210	8,549
Buckle, Inc. (The)	624	13,198
Caleres Inc.	927	28,505
CarMax, Inc. (b)	4,028	268,708
Foot Locker, Inc.	2,820	193,283
GameStop Corporation, Class A	2,249	55,078
Gap, Inc. (The)	5,030	115,841
HSN, Inc.	729	25,697
Kohl’s Corporation	3,997	159,201
LKQ Corporation (b)	6,596	210,478
Lowe’s Companies, Inc.	18,843	1,377,046
Netflix, Inc. (b)	9,157	1,288,481
Nordstrom, Inc.	2,814	124,435
Nutrisystem, Inc.	683	22,573
Office Depot, Inc.	11,466	51,024
Pier 1 Imports, Inc.	1,662	12,083
Pool Corporation	933	98,488
Priceline Group, Inc. (The) (b)	1,056	1,663,337
Shutterfly, Inc. (b)	661	33,929
Signet Jewelers Ltd.	1,536	119,301
Staples, Inc.	13,821	127,153
Tiffany & Company	2,607	205,223
Tractor Supply Company	2,794	205,834

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2017 (unaudited)	continued

	SHARES	VALUE
Retailing — (continued)
Ulta Salon, Cosmetics & Fragrance, Inc. (b)	1,255	$341,711
Weyco Group, Inc.	142	4,002

		7,107,850

Insurance — 3.8%
Aflac, Inc.	8,759	613,043
Allstate Corporation (The)	7,953	598,145
Chubb Ltd. (a)	9,940	1,307,011
Hartford Financial Services Group, Inc. (the)	8,209	399,860
Loews Corporation	6,021	280,458
Marsh & McLennan Companies, Inc.	11,105	755,362
Principal Financial Group, Inc.	6,099	348,192
Progressive Corporation (The)	12,406	464,481
Prudential Financial, Inc.	9,328	980,466
Travelers Companies, Inc. (The)	6,160	725,525
Willis Towers Watson PLC (a)	2,780	347,861

		6,820,404

Technology Hardware & Equipment — 3.7%
Calix, Inc. (b)	1,232	8,870
Cisco Systems, Inc.	107,477	3,301,693
Corning, Inc.	22,138	586,436
Flex Ltd. (b)	11,686	183,120
Hewlett Packard Enterprise Company	35,497	805,072
HP Inc.	36,540	549,927
Motorola Solutions, Inc.	3,147	253,994
Plantronics, Inc.	710	40,172
Super Micro Computer, Inc. (b)	835	22,086
TE Connectivity Ltd. (a)	7,584	563,870
Trimble, Inc. (b)	5,351	158,497
Xerox Corporation	18,662	129,328

		6,603,065

Consumer Services — 3.3%
Aramark	5,005	169,369
Choice Hotels International, Inc.	781	43,345
Darden Restaurants, Inc.	2,482	181,881
Domino’s Pizza, Inc.	1,042	181,871
Hilton Worldwide Holdings, Inc.	4,303	247,767
Jack in the Box, Inc.	700	75,544

	SHARES	VALUE
Consumer Services — (continued)
Marriott International, Inc., Class A	7,064	$597,614
McDonald’s Corporation	18,227	2,234,083
Royal Caribbean Cruises Ltd.	3,639	340,720
Starbucks Corporation	31,328	1,729,932
Vail Resorts, Inc.	851	145,981

		5,948,107

Telecommunication Services — 3.0%
CenturyLink, Inc.	11,508	297,597
Cincinnati Bell, Inc. (b)	913	20,953
Level 3 Communications, Inc. (b)	6,488	385,776
SBA Communications Corporation, Class A (b)	2,618	275,571
Sprint Corporation (b)	17,227	159,005
Verizon Communications, Inc.	87,091	4,268,330

		5,407,232

Materials — 2.9%
Air Products & Chemicals, Inc.	4,383	612,568
Albemarle Corporation	2,435	225,578
Avery Dennison Corporation	1,915	139,833
Axalta Coating Systems Ltd. (b)	4,570	132,530
Ball Corporation	3,476	265,080
Compass Minerals International, Inc.	726	60,694
Domtar Corporation	1,381	60,336
Ecolab, Inc.	5,587	671,166
H.B. Fuller Company	1,010	49,864
International Flavors & Fragrances, Inc.	1,732	203,008
Minerals Technologies, Inc.	761	60,994
Mosaic Company (The)	7,230	226,805
PPG Industries, Inc.	5,680	568,057
Praxair, Inc.	6,079	719,997
Schnitzer Steel Industries, Inc., Class A	531	12,558
Sealed Air Corporation	4,262	206,707
Sherwin-Williams Company (The)	1,673	508,274
Sonoco Products Company	2,150	118,142
Valspar Corporation (The)	1,618	179,064
WestRock Company	5,283	281,901

		5,303,156

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2017 (unaudited)	continued

	SHARES	VALUE
Transportation — 2.6%
ArcBest Corporation	573	$18,107
Avis Budget Group, Inc. (b)	1,733	64,502
C.H. Robinson Worldwide, Inc.	3,097	235,558
CSX Corporation	20,183	936,289
Delta Air Lines, Inc.	4,064	191,983
Echo Global Logistics, Inc. (b)	584	13,870
Expeditors International of Washington, Inc.	3,929	204,622
Genesee & Wyoming, Inc., Class A (b)	1,272	95,858
Hertz Global Holdings, Inc. (b)	1,676	35,146
Kansas City Southern	2,343	201,287
Norfolk Southern Corporation	6,258	735,065
Ryder System, Inc.	1,125	87,300
Southwest Airlines Company	3,333	174,349
United Parcel Service, Inc., Class B	14,726	1,607,049

		4,600,985

Consumer Durables & Apparel — 2.3%
Callaway Golf Company	2,124	24,065
Columbia Sportswear Company	606	32,948
CSS Industries, Inc.	224	5,515
Deckers Outdoor Corporation (b)	660	38,016
Ethan Allen Interiors, Inc.	570	16,587
Garmin Ltd. (a)	2,444	118,021
Hanesbrands, Inc.	8,158	193,426
Hasbro, Inc.	2,429	200,417
La-Z-Boy, Inc.	1,085	31,031
Mattel, Inc.	7,121	186,641
Meritage Homes Corporation (b)	916	33,663
Michael Kors Holdings Ltd. (a)(b)	3,649	156,214
Mohawk Industries, Inc. (b)	1,366	294,837
Newell Brands, Inc.	9,234	437,045
NIKE, Inc., Class B	28,835	1,525,372
PVH Corporation	1,750	164,168
Tupperware Brands Corporation	1,123	67,784
Under Armour, Inc., Class A (b)	3,892	74,804
Under Armour, Inc., Class A (b)	3,961	85,122
VF Corporation	7,041	362,471
Wolverine World Wide, Inc.	1,947	45,735

		4,093,882

Banks — 2.1%
Bank of Hawaii Corporation	895	76,889
Cathay General Bancorp	1,692	61,656

	SHARES	VALUE
Banks — (continued)
CIT Group, Inc.	4,392	$180,906
Citizens Financial Group, Inc.	11,044	399,462
Comerica, Inc.	3,655	246,822
Heartland Financial USA, Inc.	524	24,523
International Bancshares Corporation	1,207	44,780
KeyCorp	23,062	414,424
M&T Bank Corporation	3,007	488,848
New York Community Bancorp, Inc.	10,515	159,723
Old National Bancorp	2,782	49,381
People’s United Financial, Inc.	6,509	122,044
PNC Financial Services Group, Inc. (The)	10,478	1,262,180
Signature Bank (b)	1,162	183,038
Umpqua Holdings Corporation	4,635	84,867

		3,799,543

Renewable Energy & Energy Efficiency — 1.0%
Acuity Brands, Inc.	954	197,697
Itron, Inc. (b)	817	50,409
Johnson Controls International, PLC	19,954	877,582
Ormat Technologies, Inc.	804	43,175
SunPower Corporation (b)	1,333	8,851
Tesla Motors, Inc. (b)	2,749	692,556

		1,870,270

Commercial & Professional Services — 0.8%
ACCO Brands Corporation (b)	2,288	29,172
CEB, Inc.	728	55,656
Copart, Inc. (b)	2,090	118,587
Deluxe Corporation	1,075	78,314
Dun & Bradstreet Corporation (The)	761	93,314
Essendant, Inc.	818	17,088
Exponent, Inc.	558	32,392
Heidrick & Struggles International, Inc.	327	7,308
HNI Corporation	986	49,704
ICF International, Inc. (b)	442	22,984
IHS Markit Ltd. (a)(b)	7,601	299,860
Interface, Inc.	1,442	26,244
Kelly Services, Inc.	596	13,344
Knoll, Inc.	1,095	28,591

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2017 (unaudited)	concluded

	SHARES	VALUE
Commercial & Professional Services — (continued)
ManpowerGroup, Inc.	1,456	$138,990
Navigant Consulting, Inc. (b)	1,102	27,219
On Assignment, Inc. (b)	1,023	46,321
R.R. Donnelley & Sons Company	1,572	26,960
Resources Connection, Inc.	690	11,523
Robert Half International, Inc.	2,818	132,615
RPX Corporation (b)	998	10,838
Steelcase, Inc.	1,843	30,962
Team, Inc. (b)	585	19,656
Tetra Tech, Inc.	1,288	56,286
TrueBlue, Inc. (b)	925	22,894

		1,396,822

Automobiles & Components — 0.3%
Autoliv, Inc. (a)	1,839	212,699
BorgWarner, Inc.	4,628	188,961
Harley-Davidson, Inc.	3,888	221,771

		623,431

Food & Staples Retailing — 0.3%
Sysco Corporation	11,276	591,539

Healthy Living — 0.3%
Hain Celestial Group, Inc. (The) (b)	2,286	90,434
United Natural Foods, Inc. (b)	1,141	52,144
WhiteWave Foods Company (The) (b)	3,855	212,256
Whole Foods Market, Inc.	6,648	200,903

		555,737

	SHARES	VALUE
Utilities — 0.2%
American Water Works Company, Inc.	3,847	$282,524

Total Common Stocks (Cost $130,600,250)		179,217,547

SHORT-TERM INVESTMENT — 0.3%
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $527,267)		527,267

Total Short-term Investments (Cost $527,267)		527,267

TOTAL INVESTMENTS (d) — 99.9%
(Cost $131,127,517)		179,744,814
Other Assets Less Liabilities — 0.1%		143,017

NET ASSETS -100.0%		$179,887,831

(a)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)	The cost of investments for federal income tax purposes is $134,250,072 resulting in gross unrealized appreciation and depreciation of $48,973,851 and $3,479,109 respectively, or net unrealized appreciation of $45,494,742.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX PORTFOLIO OF INVESTMENTS January 31, 2017 (unaudited)

COMMON STOCKS — 98.0%
	SHARES	VALUE
Japan — 21.3%
KDDI Corporation	4,100	$110,160
Honda Motor Company, Ltd.	3,600	107,132
Sony Corporation	3,000	90,833
East Japan Railway Company	1,000	90,557
Astellas Pharma, Inc.	5,800	77,846
NTT DOCOMO, Inc.	3,200	76,512
Daikin Industries Ltd.	700	69,484
Komatsu Ltd.	2,400	56,829
Nissan Motor Company, Ltd.	5,500	54,412
FUJIFILM Holdings Corporation	1,400	54,215
Panasonic Corporation	5,200	54,106
Murata Manufacturing Company, Ltd.	400	53,874
Kyocera Corporation	1,000	52,061
Kubota Corporation	3,000	47,692
Denso Corporation	1,100	47,635
Daiwa House Industry Company, Ltd.	1,700	46,040
Aeon Company, Ltd.	3,100	44,804
Toray Industries, Inc.	5,000	43,295
Nitto Denko Corporation	500	39,563
Eisai Company, Ltd.	700	38,584
Asahi Kasei Corporation	4,000	37,306
Sekisui House Ltd.	2,200	35,588
Ajinomoto Company, Inc.	1,700	33,554
Sompo Holdings, Inc.	900	32,589
Resona Holdings, Inc.	5,800	31,402
Sysmex Corporation	500	30,040
Sumitomo Mitsui Trust Holdings, Inc.	800	29,819
Fujitsu Ltd.	5,000	29,060
Sumitomo Metal Mining Company, Ltd.	2,000	27,096

		1,542,088

United Kingdom — 13.9%
Vodafone Group PLC	60,913	149,213
Unilever PLC	3,112	126,056
Prudential PLC	5,936	115,034
WPP PLC	3,346	77,877
BT Group PLC	19,907	76,345
Standard Chartered PLC (a)	7,527	73,709
RELX PLC	3,571	64,101
Wolseley PLC	896	55,490

	SHARES	VALUE
United Kingdom — (continued)
Legal & General Group PLC	16,085	$47,705
Kingfisher PLC	10,748	45,603
Land Securities Group PLC	3,112	39,002
Whitbread PLC	709	35,097
British Land Co. PLC (The)	4,599	33,804
Old Mutual PLC	12,517	32,870
Barratt Developments PLC	3,479	20,981
Pearson PLC	2,423	18,890

		1,011,777

Canada — 9.5%
Bank of Nova Scotia (The)	3,011	179,924
Canadian National Railway Company	2,054	142,752
Bank of Montreal	1,649	124,730
Canadian Imperial Bank of Commerce	1,156	98,437
Rogers Communications, Inc., Class B	1,370	59,430
Potash Corporation of Saskatchewan, Inc.	1,981	36,856
Agnico Eagle Mines Ltd.	627	29,907
Kinross Gold Corporation (a)	4,687	18,261

		690,297

Germany — 9.3%
SAP SE	2,324	212,520
Allianz SE	1,071	182,023
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	433	81,533
adidas AG	487	76,847
Henkel AG & Company KGaA	628	76,658
Deutsche Boerse AG (a)	521	48,072

		677,653

France — 9.0%
Schneider Electric SE	1,524	109,043
L’Oreal SA	596	108,358
AXA SA	4,325	106,292
Danone SA	1,590	99,670
Unibail-Rodamco SE	317	73,050
Legrand SA	976	56,684
Essilor International SA	481	56,426
Vivendi SA	2,465	45,196

		654,719

GREEN CENTURY MSCI INTERNATIONAL INDEX PORTFOLIO OF INVESTMENTS January 31, 2009 (unaudited)	concluded

	SHARES	VALUE
Switzerland — 8.4%
Roche Holding AG	1,475	$349,481
Actelion Ltd.	256	66,836
SGS SA	31	65,772
LafargeHolcim Ltd.	1,208	65,040
Givaudan SA	34	61,294

		608,423

Australia — 7.6%
Westpac Banking Corporation	7,956	191,524
National Australia Bank Ltd.	6,507	149,632
Transurban Group	6,838	52,912
Brambles Ltd.	6,227	49,211
Goodman Group	8,684	45,601
AMP Ltd.	8,870	33,666
Ramsay Health Care Ltd.	587	29,751

		552,297

Netherlands — 6.1%
Unilever NV	3,689	149,625
ASML Holding NV	856	103,934
Koninklijke Philips NV	2,643	77,549
Akzo Nobel NV	839	56,936
RELX NV	3,057	51,632

		439,676

Denmark — 3.6%
Novo Nordisk A/S, Class B	4,403	159,122
Pandora A/S	305	39,970
Vestas Wind Systems A/S	526	36,888
Novozymes A/S	682	26,584

		262,564

Spain — 2.6%
Banco Bilbao Vizcaya Argentaria SA	14,510	98,672
Industria de Diseno Textil SA	2,726	90,160

		188,832

Sweden — 2.1%
Svenska Cellulosa AB SCA, Class B	2,237	67,315
Assa Abloy AB, Class B	2,686	50,826
Boliden AB	1,141	33,285

		151,426

	SHARES	VALUE
Hong Kong — 1.1%
Hang Seng Bank Ltd.	3,817	$77,802

Ireland — 1.0%
CRH PLC	2,166	75,126

Singapore — 1.0%
DBS Group Holdings Ltd.	5,300	71,653

Belgium — 0.6%
KBC Group NV	654	42,473

Norway — 0.6%
Orkla ASA	4,495	41,937

New Zealand — 0.3%
Fletcher Building Ltd.	3,098	23,868

Total Common Stocks (Cost $7,074,041)		7,112,611

SHORT-TERM INVESTMENT — 1.0%
UMB Money Market Fiduciary Account, 0.01% (b) (Cost $70,074)		70,074

Total Short-term Investments (Cost $70,074)		70,074

TOTAL INVESTMENTS (c) — 99.0%
(Cost $7,144,115)		7,182,685
Other Assets Less Liabilities — 1.0%		74,128

NET ASSETS -100.0%		$7,256,813

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(c)	The cost of investments for federal income tax purposes is $7,161,933 resulting in gross unrealized appreciation and depreciation of $296,549 and $275,797 respectively, or net unrealized appreciation of $20,752.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2017

(unaudited)

	BALANCED FUND	EQUITY FUND	INTERNATIONAL FUND
ASSETS:
Investments, at value (cost $180,250,972, $131,127,517 and $7,144,115, respectively)	$203,542,675	$179,744,814	$7,182,685
Foreign cash, at value (cost $12,412)	—	—	12,618
Receivables for:
Capital stock sold	229,284	315,355	71,487
Interest	396,180	4	1
Dividends	68,336	190,806	8,337

Total assets	204,236,475	180,250,979	7,275,128

LIABILITIES:
Payable for capital stock repurchased	184,251	171,216	12,173
Accrued expenses	254,783	191,932	6,142

Total liabilities	439,034	363,148	18,315

NET ASSETS	$203,797,441	$179,887,831	$7,256,813

NET ASSETS CONSIST OF:
Paid-in capital	$179,574,589	$134,858,598	$7,233,762
Undistributed net investment income/accumulated net investment loss	11,825	140,993	(3,443)
Accumulated net realized gains/(losses) on investments and foreign currency transactions	919,324	(3,729,057)	(12,493)
Net unrealized appreciation on:
Investments	23,291,703	48,617,297	38,570
Foreign currency translations	—	—	417

NET ASSETS	$203,797,441	$179,887,831	$7,256,813

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$203,797,441	$179,887,831	$2,194,421
Shares of beneficial interest issued and outstanding	8,511,351	5,189,126	220,836
Net asset value per share	$23.94	$34.67	9.94

Institutional Class Shares:
Net assets applicable to shares outstanding	$—	$—	$5,062,392
Shares of beneficial interest issued and outstanding	—	—	509,189
Net asset value per share	$—	$—	$9.94

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

(unaudited)

	FOR THE SIX MONTHS ENDED JANUARY 31, 2017		FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 2017
	BALANCED FUND	EQUITY FUND	INTERNATIONAL FUND
INVESTMENT INCOME:
Interest income	$644,460	$33	$4
Dividend and other income (net of $5,019, $0 and $1,920 foreign withholding taxes, respectively)	1,079,886	1,958,871	28,590

Total investment income	1,724,346	1,958,904	28,594

EXPENSES:
Administrative services fee	824,977	922,803	14,557
Investment advisory fee	646,035	215,446	5,467

Total expenses	1,471,012	1,138,249	20,024

NET INVESTMENT INCOME	253,334	820,655	8,570

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,845,939	33,854	(11,084)
Foreign currency transactions	—	—	(1,409)
Change in net unrealized appreciation (depreciation) on:
Investments	2,238,323	7,716,824	38,570
Foreign currency translations	—	—	417

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,084,262	7,750,678	26,494

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,337,596	$8,571,333	$35,064

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		INTERNATIONAL FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2017 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2016	FOR THE SIX MONTHS ENDED JANUARY 31, 2017 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2016	FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 2017 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$253,334	$172,822	$820,655	$1,328,839	$8,570
Net realized gain (loss) on investments and foreign currency transactions	1,845,939	2,879,774	33,854	432,901	(12,493)
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	2,238,323	(5,590,572)	7,716,824	7,175,126	38,987

Net increase (decrease) in net assets resulting from operations	4,337,596	(2,537,976)	8,571,333	8,936,866	35,064

Dividends and distributions to shareholders:
From net investment income
Individual Investor Class	(241,509)	—	(699,933)	(1,224,322)	(2,263)
Institutional Class	—	—	—	—	(9,750)
From net realized gains
Individual Investor Class	(3,916,901)	(5,191,912)	(2,567,629)	(1,678,100)	—
Institutional Class	—	—	—	—	—

Total dividends and distributions	(4,158,410)	(5,191,912)	(3,267,562)	(2,902,422)	(12,013)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	21,302,112	52,916,098	28,765,987	49,302,683	2,159,757
Institutional Class	—	—	—	—	5,080,900
Reinvestment of dividends and distributions
Individual Investor Class	4,032,511	5,058,188	3,192,386	2,834,260	2,219
Institutional Class	—	—	—	—	9,750
Payments for shares redeemed
Individual Investor Class	(15,521,317)	(36,153,833)	(30,859,339)	(23,089,037)	(18,864)
Institutional Class	—	—	—	—	—

Net increase in net assets resulting from capital share transactions	9,813,306	21,820,453	1,099,034	29,047,906	7,233,762

Total increase in net assets	9,992,492	14,090,565	6,402,805	35,082,350	7,256,813
NET ASSETS:
Beginning of period	193,804,949	179,714,384	173,485,026	138,402,676	—

End of period	$203,797,441	$193,804,949	$179,887,831	$173,485,026	$7,256,813

Undistributed net investment income/accumulated net investment loss at end of period	11,825	—	140,993	20,271	(3,443)

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2017		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$23.93		$25.07	$23.74	$21.43	$18.06	$17.50

Income (loss) from investment operations:
Net investment income	0.03		0.02	0.01	0.09	0.13	0.10
Net realized and unrealized gain (loss) on investments	0.48		(0.48)	2.51	2.31	3.37	0.56

Total increase (decrease) from investment operations	0.51		(0.46)	2.52	2.40	3.50	0.66

Less dividends:
Dividends from net investment income	(0.03)		—	(0.02)	(0.09)	(0.13)	(0.10)
Distributions from net realized gains	(0.47)		(0.68)	(1.17)	—	—	—

Total decrease from dividends	(0.50)		(0.68)	(1.19)	(0.09)	(0.13)	(0.10)

Net Asset Value, end of period	$23.94		$23.93	$25.07	$23.74	$21.43	$18.06

Total return	2.17	%(a)	(1.73)%	10.84%	11.20%	19.44%	3.81%
Ratios/Supplemental data:
Net assets, end of period (in 000's)	$203,797		$193,805	$179,714	$121,907	$85,650	$58,798
Ratio of expenses to average net assets	1.48	%(b)	1.48%	1.48%	1.48%	1.48%	1.45%
Ratio of net investment income to average net assets	0.25	%(b)	0.10%	0.03%	0.44%	0.66%	0.58%
Portfolio turnover	20	%(a)	24%	30%	42%	31%	58%

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2017		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$33.65		$32.73	$30.11	$26.30	$20.81	$19.99

Income from investment operations:
Net investment income	0.13		0.27	0.20	0.19	0.21	0.19
Net realized and unrealized gain on investments	1.52		1.27	2.96	3.79	5.48	0.83

Total increase from investment operations	1.65		1.54	3.16	3.98	5.69	1.02

Less dividends:
Dividends from net investment income	(0.13)		(0.25)	(0.19)	(0.17)	(0.20)	(0.20)
Distributions from net realized gains	(0.50)		(0.37)	(0.35)	—	—	—

Total decrease from dividends	(0.63)		(0.62)	(0.54)	(0.17)	(0.20)	(0.20)

Net Asset Value, end of period	$34.67		$33.65	$32.73	$30.11	$26.30	$20.81

Total return	4.94	%(a)	4.83%	10.54%	15.16%	27.49%	5.14%
Ratios/Supplemental data:
Net assets, end of period (in 000's)	$179,888		$173,485	$138,403	$95,358	$66,809	$50,972
Ratio of expenses to average net assets	1.25	%(b)	1.25%	1.25%	1.25%	1.25%	1.16%
Ratio of net investment income to average net assets	0.90	%(b)	0.89%	0.68%	0.72%	0.92%	0.97%
Portfolio turnover	12	%(a)	19%	13%	32%	17%	14%

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS

FINANCIAL HIGHLIGHTS

	FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 2017
	(UNAUDITED)
Net Asset Value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain (loss) on investments	(0.05)

Total increase (decrease) from investment operations	(0.04)

Less dividends:
Dividends from net investment income	(0.02)
Distributions from net realized gains	—

Total decrease from dividends	(0.02)

Net Asset Value, end of period	$9.94

Total return	(0.43	)%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000's)	$2,195
Ratio of expenses to average net assets	1.28	%(b)
Ratio of net investment income (loss) to average net assets	0.18	%(b)
Portfolio turnover	4	%(a)

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

	FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 2017
	(UNAUDITED)
Net Asset Value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain (loss) on investments	(0.05)

Total increase (decrease) from investment operations	(0.04)

Less dividends:
Dividends from net investment income	(0.02)
Distributions from net realized gains	—

Total decrease from dividends	(0.02)

Net Asset Value, end of period	$9.94

Total return	(0.40	)%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000's)	$5,062
Ratio of expenses to average net assets	0.98	%(b)
Ratio of net investment income (loss) to average net assets	0.48	%(b)
Portfolio turnover	4	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992, the Equity Fund commenced operations on September 13, 1995 and the International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

For non-U.S securities traded in foreign markets, the International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Quoted prices for identical or similar assets in markets that are not active. Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2017:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$132,149,818	$ —	$ —	$132,149,818
BONDS & NOTES	—	55,308,839	—	55,308,839
CERTIFICATES OF DEPOSIT	—	94,491	—	94,491
SHORT-TERM OBLIGATIONS	—	15,989,527	—	15,989,527

TOTAL	$132,149,818	$71,392,857	$ —	$203,542,675

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2017:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$179,217,547	$—	$—	$179,217,547
SHORT-TERM OBLIGATIONS	—	527,267	—	527,267

TOTAL	$179,217,547	$527,267	$—	$179,744,814

The following is a summary of the inputs used to value the International Index Fund’s net assets as of January 31, 2017:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$—	$1,542,088	$—	$1,542,088
UNITED KINGDOM	—	1,011,777	—	1,011,777
CANADA	690,297	—	—	690,297
GERMANY	—	677,653	—	677,653
FRANCE	—	654,719	—	654,719
SWITZERLAND	—	608,423	—	608,423
AUSTRALIA	—	552,297	—	552,297
NETHERLANDS	—	439,676	—	439,676
DENMARK	—	262,564	—	262,564
SPAIN	—	188,832	—	188,832
SWEDEN	—	151,426	—	151,426
HONG KING	—	77,802	—	77,802
IRELAND	—	75,126	—	75,126
SINGAPORE	—	71,653	—	71,653
BELGIUM	—	42,473	—	42,473
NORWAY	—	41,937	—	41,937
NEW ZEALAND	—	23,868	—	23,868

TOTAL COMMONS STOCKS	690,297	6,422,314	—	7,112,611

SHORT-TERM OBLIGATIONS	—	70,074	—	70,074

TOTAL	$690,297	$6,492,388	$—	$7,182,685

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the period ended January 31, 2017, there were no transfers in and out of Level 1, Level 2 and Level 3. None of the Funds held any Level 3 securities during the period ended January 31, 2017. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

(C)	Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund and the International Index Fund are authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or the International Index Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund or the International Index Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the period ended January 31, 2017, neither the Balanced Fund, nor the Equity Fund nor the International Index Fund utilized options or wrote put or call options.
(D)	Repurchase Agreements: The Funds may enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal, and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings. As of January 31, 2017, neither the Balanced Fund, nor the Equity Fund, nor the International Index Fund held repurchase agreements.
(E)	Currency Translation and Contracts: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The International Index Fund had $1,013 of open foreign currency spot contracts outstanding as of January 31, 2017.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

(F)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(G)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2017. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2017. At January 31, 2017, the tax years 2013 through 2016 remain open to examination by the Internal Revenue Service.

(H)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the period ended January 31, 2017, the Balanced Fund, Equity Fund and International Index Fund received $2,310, $3,324 and $22 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.
(I)	Indemnification: The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of January 31, 2017, no liability has been accrued.
(J)	Offsetting of Assets and Liabilities: As of January 31, 2017, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of January 31, 2017, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the International Index Fund’s average daily net assets.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

(B)	Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the period ended January 31, 2017, Green Century accrued fees of $355,427 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the period ended January 31, 2017 Green Century accrued fees of $50,002 and $33,973 to Northern Trust for the Equity Fund and the International Index Fund, respectively.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s average daily net assets. The International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets
(D)	Subadministrator: Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the period ended January 31, 2017, Green Century accrued fees of $60,220, $55,219, and $30,723 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund and the International Index Fund, respectively.
(E)	Index Agreements: The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). For the use of the World Index for the International Index Fund, MSCI is paid by the Adviser the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the period ended January 31, 2017, Green Century accrued fees of $54,570 and $10,479 to MSCI, for the Equity Fund and the International Index Fund, respectively.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

NOTE 3 — Investment Transactions

For the period ended January 31, 2017, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $36,390,612 and $43,039,391, respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $21,534,850 and $23,045,317, respectively. The International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $7,310,075 and $225,067, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2016 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$—	$20,271
Undistributed long-term capital gains	2,984,262	2,045,257

Tax accumulated earnings	2,984,262	2,065,528

Accumulated capital and other losses	—	—
Unrealized appreciation (depreciation)	21,059,404	37,659,934

Distributable net earnings (deficit)	$24,043,666	$39,725,462

The tax character of distributions paid during the fiscal years ended July 31, 2016 and July 31, 2015 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2016	YEAR ENDED JULY 31, 2015	YEAR ENDED JULY 31, 2016	YEAR ENDED JULY 31, 2015
Ordinary income	$385,878	$128,866	$1,461,588	$775,103
Long-term capital gains	4,806,034	6,321,658	1,440,834	1,250,368

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the International Index Fund were as follows:

	BALANCED FUND		EQUITY FUND
	PERIOD ENDED JANUARY 31, 2017	YEAR ENDED JULY 31, 2016	PERIOD ENDED JANUARY 31, 2017	YEAR ENDED JULY 31, 2016
Shares sold	889,988	2,284,256	850,927	1,578,127
Reinvestment of dividends	170,292	219,635	93,977	88,899
Shares redeemed	(648,610)	(1,573,793)	(912,080)	(739,540)

	411,670	930,098	32,824	927,486

	INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	INTERNATIONAL INDEX INSTITUTIONAL CLASS
	PERIOD ENDED JANUARY 31, 2017	PERIOD ENDED JANUARY 31, 2017
Shares sold	222,510	508,180
Reinvestment of dividends	230	1,009
Shares redeemed	(1,904)	(0)

	220,836	509,189

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

NOTE 6 — Subsequent Events

Subsequent to January 31, 2017 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events and concluded there were no subsequent events requiring accrual or disclosure.

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds considered and approved the continuance of three advisory and three subadvisory agreements.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Board, including the Independent Trustees voted to approve an Investment Advisory Agreement (the “International Fund Advisory Agreement”) between the Trust, on behalf of the International Fund and Green Century Capital Management (“Green Century” or the “Adviser”) at a meeting on June 29, 2016 and voted to approve the continuance of the Investment Advisory Agreements (together with the International Fund Advisory Agreement, the “Advisory Agreements”) between the Trust, on behalf of each of the Balanced Fund and the Equity Fund and Green Century at a meeting on September 30, 2016. In each case, the Independent Trustees met at a pre-meeting with independent counsel. The Trustees considered, among other things, information provided by Green Century regarding the investment performance of the Balanced Fund and the Equity Fund; the expenses of the Balanced Fund and the Equity Fund; the expected expenses of the International Fund; the advisory fee paid to Green Century by each Fund; the profitability to Green Century of its advisory relationship with the Balanced Fund and the Equity Fund; and the expected profitability to Green Century of its advisory relationship with the International Fund. Because the International Fund is a newly created series and had not yet begun operations, no comparative performance information for the Fund was provided. The Trustees, however, considered the performance of the World ex-U.S. Index Strategy managed by the Fund’s subadviser for various time periods. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all of the information provided to them by Green Century, including information provided throughout the year. The Trustees also received memoranda from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In approving the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services performed or to be performed for each of the Funds by the Adviser, including the resources dedicated by the Adviser.

With respect to the Balanced Fund, the services performed include the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental and other policies of the Trust by voting the Balanced Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Trillium Asset Management, LLC (“Trillium”), the subadviser of the Balanced Fund, which performs the day-to-day portfolio management for the Fund.

With respect to the Equity Fund and the International Fund, these services include, or will include for the International Fund, monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social ex Fossil Fuels Index (the “MSCI KLD Index”); monitoring the International Fund’s performance and tracking error relative to the MSCI World ex USA SRI ex Fossil Fuels Index (the “MSCI World Index”); implementing the environmental and other policies of the Trust by voting the Equity Fund’s and the International Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Northern Trust Investments, Inc. (“Northern Trust”), the subadviser of the Equity Fund and the proposed subadviser of the International Fund, which performs day-to-day portfolio management for the Equity Fund and will perform the day-to-day portfolio management for the International Fund. With respect to the International Fund, the Trustees also considered the services performed by Green Century with respect to the Balanced Fund and the Equity Fund. The Trustees noted that Northern Trust subadvises the Equity Fund.

In addition, the Trustees considered the Adviser’s ongoing efforts and commitment with respect to shareholder advocacy and corporate environmental responsibility. They also considered the administrative services provided or to be provided by Green Century to the Funds under a separate agreement, including the coordination of the activities of the Funds’ other service providers. Based on its review of all of the services provided, the Trustees concluded that the nature, quality, and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to the Balanced Fund and the Equity Fund and the approval of the International Fund Advisory Agreement.

Investment Performance.    With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index (“Lipper Index”), which is a broad-based balanced fund market index, and a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index. The Trustees also considered the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process, the Trustees, including the Independent Trustees, concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Equity Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund. Because the International Fund had not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund. The Trustees, however, considered the performance of the World ex-U.S. Index Strategy managed by Northern Trust for various time periods.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Balanced Fund and the Equity Fund; the expected costs of services to be provided to the International Fund; the profitability to the Adviser from its arrangements with the Balanced Fund and the Equity Fund; and the anticipated profitability to the Adviser from its arrangements with the International Fund.

The Trustees reviewed and considered an analysis of the advisory fees and total expense ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of thousands of mutual funds. For the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was higher than the average advisory fee for socially conscious funds (by 5 basis points), socially conscious balanced Funds (by 17 basis points), all balanced funds (by 16 basis points), and balanced funds which have between $100 million and $200 million in assets (by 14 basis points). The Trustees also noted that the total expense ratio of the Balanced Fund was capped at 1.48% and that the total expense ratio was higher than that of the average of socially conscious funds (by 42 basis points), socially conscious balanced funds (by 47 basis points), all balanced funds (by 50 basis points), and balanced funds with assets between $100 million and $200 million (by 42 basis points).

For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was lower than that of the average advisory fee for socially conscious funds (by 35 basis points), socially conscious growth and income funds (by 17 basis points), growth and income funds (by 34 basis points) and growth and income index funds (by 1 basis points). The Trustees also noted that the total expense ratio of the Equity Fund was capped at 1.25%, and that the total expense ratio was higher than that of the average of socially conscious funds (by 19 basis points), socially conscious growth and income funds (by 26 basis points), all growth and income funds (by 21 basis points), and growth and income index funds (by 67 basis points).

For the International Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Investor Class was lower than the average advisory fee for socially conscious funds (by 32 basis points), in line with the average advisory fee for foreign large blend index funds, and lower than the average advisory fee for foreign large blend socially conscious funds (by 39 basis points). The Trustees also noted that the total expense ratio of Investor Class shares of the International Fund was capped at 1.28% and that the total expense ratio was higher than that of the average of socially conscious funds (by 8 basis points) and foreign large blend index funds (by 55 basis points), and in line with the average of foreign large blend socially conscious funds. The Trustees noted that, based on the information provided, the Fund’s advisory fee for the Institutional Class was lower than the average advisory fee for socially conscious funds (by 30 basis points), higher than the average advisory fee for foreign large blend index funds (by one basis point), and lower than the average advisory fee for foreign large blend socially conscious funds (by 28 basis points). The Trustees also noted that the total expense ratio of Institutional Class shares of the International Fund was capped at 0.98% and that the total expense ratio was higher than that of the average of socially conscious funds (by 22 basis points), foreign large blend index funds (by 60 basis points), and large blend socially conscious funds (by 14 basis points).

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Balanced Fund and the Equity Fund and the anticipated profitability to Green Century from its relationship to the International Fund. The Trustees noted that based on information provided by Green Century, the relationships to the Balanced Fund and the Equity Fund had not been profitable for several years, though recent growth in Fund assets resulted in a modest profit for the Adviser’s fiscal year ended June 30, 2015 and a more significant profit for the Adviser’s fiscal year ended June 30, 2016. In that regard, the Trustees considered the subadvisory fees and the other expenses incurred and to be incurred by the Adviser in providing advisory services to the Funds and the amount retained and to be retained by Green Century out of the advisory fees. The Trustees also considered the fees received and to be received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees considered the costs and risks assumed by the Adviser in connection with launching, branding and maintaining publicly-offered mutual funds and that the Adviser had been unprofitable for ten of the last sixteen years. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy that aligns with the Funds’ stated intention to promote greater corporate environmental accountability. After reviewing the information described above, the Independent Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Balanced Fund and the Equity Fund and the potential profitability to the Adviser of its relationship with the International Fund, supported the continuance of the Advisory Agreements with respect to the Balanced Fund and the Equity Fund and the approval of the International Fund Advisory Agreement.

Other Benefits.    With respect to fall-out benefits from the Adviser’s arrangements with the Balanced Fund and the Equity Fund and anticipated fall-out benefits from the Adviser’s arrangements with the International Fund, the Trustees considered that neither Green Century nor any affiliate of Green Century receives, or will receive, any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for each Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds and, more recently, as a pioneer in responsible and diversified fossil fuel free mutual funds. The Trustees considered that the association with the Funds supports Green Century’s own stated mission of advocating for corporate environmental responsibility. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits and the anticipated fall-out benefits to be realized by Green Century were appropriate and supported the continuance of the Advisory Agreements with respect to the Balanced Fund and the Equity Fund and the approval of the International Fund Advisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grow in asset size and the extent to which such economies of scale were reflected in the level of fees charged or to be charged. With respect to the Balanced Fund and the Equity Fund, they noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant recent increases in assets. They noted that since the International Fund does not currently have any assets, Green Century is not realizing any material benefits from economies of scale. They considered that if the assets were to increase, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the advisory fee structure for the Equity Fund includes break-points that would cause the advisory fee to decrease as a percentage of net assets as the Fund increased in size, though under certain circumstances the structure of the Fund’s unitary administrative fee arrangements with the Adviser could partly or wholly offset the effects of any advisory fee reduction on the total expense ratio. The Trustees concluded that there was no current need to seek additional breakpoints, that economies of scale could be realized as the Funds grow, and that if assets increased significantly the Trustees would have opportunities to negotiate further breakpoints or other decreases in fees with the Adviser.

Based on a review of all factors deemed relevant the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to the Balanced Fund and the Equity Fund should be continued for an additional one-year period and the International Fund Advisory Agreement should be approved.

INVESTMENT SUBADVISORY AGREEMENTS

The Trustees voted to approve the subadvisory agreement between the Trust, on behalf of the International Fund, Green Century, and Northern Trust (the “International Fund Subadvisory Agreement”) at the June 29, 2016 meeting and voted to approve the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium (the “Balanced Fund Subadvisory Agreement”) and the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Northern Trust (the “Equity Fund Subadvisory Agreement” and together with the Balanced Fund Subadvisory Agreement, the “Current Subadvisory Agreements”) at the September 30, 2016 meeting. In each case, the Independent Trustees met at a pre-meeting with independent counsel. In connection with their deliberations at the meetings, and in a separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by each of Trillium and Northern Trust regarding the investment performance of the Balanced Fund and the Equity Fund (including the success with which the Equity Fund tracked the MSCI KLD Index), respectively, the subadvisory fees paid to Trillium and Northern Trust, the subadvisory fees to be paid to Northern Trust on behalf of the International Fund, the profitability to Trillium of its subadvisory relationship to the Balanced Fund and financial information about Northern Trust. Because the International Fund is a newly created series and has not yet begun operations, no comparative performance information for the Fund was provided. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Current Subadvisory Agreements and the approval of the International Fund Subadvisory Agreement. The Trustees considered all of the information provided to them by Trillium and Northern Trust, including information provided throughout the year. The Trustees also received memoranda from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Subadvisory Agreements. In approving the continuance of the Current Subadvisory Agreements and the approval of the

International Fund Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Balanced Fund Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing the volatility, liquidity, risk, and turnover of the portfolio; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $2 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff, as reported to them by the Trust’s chief compliance officer. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

The Trustees noted that under the terms of the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, Northern Trust provided, or will provide, the day-to-day portfolio management of each of the Equity Fund and the International Fund, making purchases and sales of portfolio securities consistent with each Fund’s investment objective and policies and with changes to the applicable index. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for the Equity Fund. The Trustees also considered Northern Trust’s compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff, as reported to them by the Trust’s chief compliance officer.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium and Northern Trust, respectively, supported the continuance of the Current Subadvisory Agreements and the approval of the International Fund Subadvisory Agreement.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of the period ended August 31, 2016, the Balanced Fund’s three- and five-year average annual returns outperformed the Lipper Index and its one- and ten-year average annual returns underperformed the Lipper Index. The Trustees also noted that as of the period ended August 31, 2016, the Balanced Fund’s one-, three-, five- and ten-year average annual returns underperformed the Custom Index. Trillium became the Balanced Fund’s subadvisor on November 28, 2005. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the continuance of the Balanced Fund Subadvisory Agreement.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the Fund, as compared to that of the MSCI KLD Index for the periods ended July 31, 2016, and noted that the Equity Fund’s performance closely followed that of the MSCI KLD Index. In particular, they observed that, after taking into consideration the Equity Fund’s fees and expenses, for the one-year period the Equity Fund’s performance was in line with that of the MSCI KLD Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the Equity Fund Subadvisory Agreement. Because the International Fund is a newly created series and had not yet begun operations, no comparative performance information for the Fund was provided.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Balanced Fund Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was profitable. The Trustees noted that Trillium stated that recent increases in the assets of the Balanced Fund have allowed Trillium to realize what it considers to be a fair entrepreneurial profit on the subadvisory services it provides. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. The Trustees took under consideration that Trillium recently began managing two other mutual funds. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium would receive from an institutional client with separate accounts of similar size as the Balanced Fund.

The Trustees considered that the subadvisory fees paid by Green Century to Northern Trust under the Equity Fund Subadvisory Agreement were an annual fee equal to the greater of (a) $75,000 or (b) 0.10% of the value of the average daily net assets of the Equity Fund up to but not including $50 million, 0.05% of the value of the average daily net assets of the Equity Fund from and including $50 million up to but not including $100 million, and 0.03% of the value of the average daily net assets of the Equity Fund equal to or in excess of $100 million.

The Trustees considered that the under the terms of the International Fund Subadvisory Agreement, Green Century will pay Northern Trust an annual fee equal to the greater of (a) $100,000 or (b) 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million.

The Trustees reviewed and considered an analysis of the subadvisory fees for the Equity Fund and the International Fund against comparative data for mutual funds subadvised by Northern Trust with a similar investment strategy and asset size. The Trustees noted that each Fund paid subadvisory fees at effective rates comparable to those paid to Northern Trust by other subadvised index funds with similar levels of net assets. In evaluating the profitability of the Equity Fund Subadvisory Agreement to Northern Trust and the anticipated profitability of the International Fund Subadvisory Agreement to Northern Trust, the Trustees noted that Northern Trust does not calculate earnings at the subadvisory client level. In this context, the Trustees noted the overall low level of gross fees received by Northern Trust, especially for fund assets in excess of $100 million.

The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Funds.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreements, taking into account the nature and quality of services provided and the costs of the services provided by Trillium and Northern Trust as applicable, supported the continuance of the Current Subadvisory Agreements and the approval of the International Fund Subadvisory Agreement.

Other Benefits.    The Trustees evaluated potential other benefits that each of Trillium and Northern Trust may realize from its relationship with the applicable Fund(s). The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the brokerage practices of Northern Trust, including that Northern Trust does not trade for the Equity Fund through its affiliated broker and will not trade for the International Fund through its affiliated broker. The Trustees also considered that no soft dollars are to be paid in connection with Northern Trust’s management of the Equity Fund and the International Fund.

The Trustees further considered the reputational and other advantages that each of Trillium and Northern Trust may gain from its relationship with the applicable Fund(s), including that Northern Trust’s management of the Equity Fund and the International Fund will broaden its exposure to the socially responsible mutual fund market, which may assist in its marketing efforts. The Trustees concluded that the benefits received by each of Trillium and Northern Trust were reasonable in the context of its relationship with the applicable Fund(s), and supported the continuance of the current Subadvisory Agreements and the approval of the International Fund Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by each of Trillium and Northern Trust as the Funds grow in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Balanced Fund and the Equity Fund and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant recent increases in assets. They also noted that since the International Fund does not currently have any assets, Northern Trust is not realizing any material benefits from economies of scale. They considered that if the assets were to increase, Trillium and Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the Balanced Fund Subadvisory Agreement, the subadvisory fees paid to Trillium by Green Century (out of the flat 0.65% advisory fee) include a breakpoint at $30 million, so that fees as a percentage of net assets decrease modestly (from 40 basis points towards 35 basis points) as assets in the Balanced Fund increase. They also noted that pursuant to the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, the overall subadvisory fees paid to Northern Trust by Green Century (out of the advisory fee that Green Century receives from the applicable Fund, which, for the Equity Fund, is subject to breakpoints) include breakpoints at $50 million and $100 million (subject to a minimum annual fee of $75,000 for the Equity Fund and $100,000 for the International Fund), so that fees as a percentage of net assets decrease as assets in the Equity Fund and the International Fund increase. The Trustees concluded that economies of scale could be realized as the Funds grow, and that the fee schedules as specified were appropriate, and supported the continuance of the Current Subadvisory Agreements and the approval of the International Fund Subadvisory Agreement.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Current Subadvisory Agreements should be continued for an additional one-year period and the International Fund Subadvisory Agreement should be approved.

Semi-Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

January 31, 2017

Balanced Fund Equity Fund International Fund

An investment for your future. Printed on recycled paper with soy-based ink.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
April 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
April 7, 2017

/s/ Kristina A. Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
April 7, 2017